UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 17, 2003

CoBiz Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-24445	84-0826324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

821 17th Street

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 293-2265
Registrant’s telephone number, including area code

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

99.1 — Press release issued by the Registrant on April 17, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12.  Results of Operations and Financial Condition,” is instead furnished under “Item 9.  Regulation FD Disclosure.”

On April 17, 2003, the Registrant issued a press release announcing its earnings for the first quarter of 2003.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES EXPLORATION, INC.

	By:	/s/	Richard J. Dalton

Richard J. Dalton

Executive Vice President and
and Chief Financial Officer
Date: April 18, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by the Registrant on April 17, 2003.